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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2002

Hilton Hotels Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3427	36-2058176
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9336 Civic Center Drive
Beverly Hills, California 90210
(Address of principal executive offices)(Zip Code)

(310) 278-4321
(Registrant's telephone number, including area code)

ITEM 5.    OTHER EVENTS.

        Registrant's Prospectus Supplement dated November 19, 2002 with respect to the pricing of $375,000,000 aggregate principal amount of 7 5/8% Senior Notes due December 1, 2012 is attached hereto as Exhibit 99.01 and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

7(c)	Exhibits
	99.01	Prospectus Supplement.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2002
HILTON HOTELS CORPORATION
	By	/s/ MATTHEW J. HART Matthew J. Hart Executive Vice President and Chief Financial Officer

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ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.